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                                 EXHIBIT 10.57
                                 -------------


                 THE BROWN & SHARPE SAVINGS AND RETIREMENT PLAN
                            FOR MANAGEMENT EMPLOYEES
                               (1994 Restatement)

                                 Amendment Two
                                 -------------


     Pursuant to Section 12.1 of the Brown & Sharpe Savings and Retirement Plan for Management Employees (the "Plan"), the Plan is hereby amended in the following respects to credit service performed for Digital Electronic Automation Company as service under the Plan for purposes of participation and vesting.

        1. Section 2.46 is amended by adding to the end thereof the following sentence:

               "For purposes of this Section 2.46, service performed for Digital Electronic Automation Company shall be credited as service for the Employer, provided, however, that no individual shall participate in the Plan before April 1, 1995, solely on account of the application of this sentence."

        2. Section 2.47 is amended by adding to the end thereof the following sentence:

               "For purposes of this Section 2.47, service performed for Digital Electronic Automation Company shall be credited as service for the Employer."

     IN WITNESS WHEREOF, Brown & Sharpe Manufacturing Company has caused this instrument to be signed by its duly authorized officer this 31st day of May, 1995.

                                  BROWN & SHARPE MANUFACTURING COMPANY



                                  By:  /s/ Charles A. Junkunc
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